EXECUTION COPY

Warrant No. 2
WARRANT

CAPITAL TRUST, INC.

THIS IS TO CERTIFY THAT Morgan Stanley Asset Funding Inc. is entitled, at any time from and after the Exercisability Date (such term, and certain other capitalized terms used herein being hereinafter defined) and prior to the Expiration Date, to purchase from CAPITAL TRUST, INC., a Maryland corporation (the “Company”), 1,068,829 fully paid and non-assessable shares of Class A Common Stock (subject to adjustment as provided in Section 4 hereof), at the Exercise Price (subject to adjustment as provided in Section 4 hereof), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.	DEFINITIONS

As used in this Warrant, the following terms have the respective meanings set forth below:

“Affiliate” means, with respect to any specified Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with, such specified Person.  For the purposes of this definition, “control” when used with respect to any Person means ownership directly or indirectly of 100 percent (100%) of the capital stock entitled to vote for the election of directors in the case of a corporation, or 100 percent (100%) of the equity interests in the case of any other type of legal entity, and the terms “affiliated,” “controlling,” and “controlled” have meanings correlative to the foregoing.

“Beneficially Owned” or “Beneficial Owner” shall have the interpretation set forth in Rule 13d-3 under the Exchange Act.

“Business Day” shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York or Maryland.

“Cashless Exercise” shall have the meaning set forth in Section 2.1(d) hereof.

“Change of Control Event” means any of the following transactions: (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company’s property or business, or (ii) any transaction (including a merger, consolidation or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.

“Class A Common Stock” shall mean the class A common stock of the Company, par value $0.01 per share.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Common Stock” shall mean (except where the context otherwise indicates) the Class A Common Stock and any capital stock or Other Property or assets into which such Class A Common Stock may thereafter be changed, and any other shares of common stock of the Company now or hereafter designated, that have the right (subject to any prior rights of and not including any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount, and shall also include shares of common stock of any successor or acquiring corporation (as defined in Section 4.4 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.4 hereof.

“Designated Office” shall have the meaning set forth in Section 10 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Exercisability Date” shall mean three (3) years from the Original Issue Date.

“Exercise Date” shall have the meaning set forth in Section 2.1(a) hereof.

“Exercise Notice” shall have the meaning set forth in Section 2.1(a) hereof.

“Exercise Period” shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

“Exercise Price” shall mean, in respect of a share of Common Stock, initially, $1.79 per share, as adjusted from time to time pursuant to Section 4 hereof.

“Expiration Date” shall mean March 16, 2019.

“Fair Market Value” shall have the meaning set forth in Section 4.7 hereof.

“Holder” shall mean the Person in whose name the Warrant set forth herein is registered from time to time on the books of the Company maintained for such purpose.

“Opinion of Counsel” means a written opinion of counsel (who may be an employee of a Holder) experienced in Securities Act matters chosen by the holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

“Original Issue Date” shall mean, March 16, 2009, the date on which the Original Warrants were issued.

“Original Warrants” shall mean the Warrants to purchase an aggregate of 3,479,691 shares of Class A Common Stock originally issued by the Company on the Original Issue Date to Citigroup Financial Products Inc., Morgan Stanley Asset Funding Inc. and [JPMorgan Entity].

“Other Property” shall have the meaning set forth in Section 4.5 hereof.

“Person” shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated or unincorporated organization or association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Repurchase Agreement” means that certain Master Repurchase Agreement, dated as of July 29, 2005 (as amended, restated, supplemented or otherwise modified from time to time), by and among Company, CT RE CDO 2004-1 SUB, LLC, CT RE CDO 2005-1 SUB, LLC and CT XLC Holdings, LLC, as Sellers and Morgan Stanley Bank, N.A.

“Restricted Common Stock” shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 8.2(a) hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Subsidiary” means any corporation or association more than 50% (by number of votes) of the voting stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries own more than a 50% interest either in the profits or capital of such business entity.

“Transfer” shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a “sale” thereof within the meaning of Section 5 of the Securities Act, and the term “Transferable” shall have a meaning correlative to the foregoing.

“Warrant Price” shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such Exercise Date.

“Warrants” shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants or any other such Warrant.  All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

“Warrant Stock” generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants until such time as such shares of Common Stock have either (i) been Transferred in a public offering pursuant to a registration statement filed under the Securities Act or (ii) been Transferred or become Transferable in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 thereunder with all transfer restrictions and restrictive legends with respect to such Common Stock being removed in connection with such transaction.

2.	EXERCISE OF WARRANT

2.1           Manner of Exercise.

(a)           From and after the Exercisability Date and until 5:00 P.M., New York City time, on the Expiration Date, the Holder may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder (subject to adjustment pursuant to Section 4 hereof); provided that the Holder may exercise this Warrant prior to the Exercisability Date (i) from and after the occurrence of an Event of Default (as defined in the Repurchase Agreement) or (ii) immediately prior to the consummation of a Change of Control Event; provided, further, that the Company shall give the Holder reasonable prior written notice of the date of consummation of such Change of Control Event in order to permit the Holder to exercise the rights under this Warrant.  In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at the Designated Office (as defined herein) a written notice of the Holder’s election to exercise this Warrant (an “Exercise Notice”), which Exercise Notice shall be irrevocable and specify the number of shares of Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the “Exercise Date”) (x) by delivery of a certified, cashiers’ or official bank check or wire transfer in the amount of such Warrant Price or (y) through a Cashless Exercise.  Such Exercise Notice shall be in the form of the subscription form attached as Annex A to this Warrant, duly executed by the Holder or its duly authorized agent or attorney.

(b)           Upon receipt of such Exercise Notice, Warrant and payment of the Warrant Price (subject, as applicable, to Section 2.1(d)), the Company shall, as promptly as practicable, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided.  The stock certificate or certificates so delivered shall be in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice.  This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date; provided, however, that a Holder shall not be entitled to revoke, rescind or modify its Exercise Notice after such notice is delivered to the Company.

(c)           If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant.  Such new Warrant shall in all other respects be identical with this Warrant.

(d)           Subject to compliance with this subsection (d), a Holder shall have the right to exercise its Warrants without any payment (a “Cashless Exercise”) by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value equal to the Warrant Price such that the number of shares of Common Stock to be issued to such Holder would be equal to a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock calculated as of the Exercise Date, and (ii) the numerator of which shall be equal to the product of (x) the number of shares of Common Stock in respect of which such Warrants are then being exercised by such Holder times (y) the Fair Market Value described in clause (i) above minus the Exercise Price then in effect.

(e)           Notwithstanding the terms of this Section 2.1, if (i) the Holder has not elected to exercise this Warrant prior to the Expiration Date, and (ii) the Exercise Price is less than the Fair Market Value of one share of Common Stock upon such Expiration Date, then (unless notice to the contrary is provided by the Holder), this Warrant shall be deemed automatically exercised as to the maximum number of Shares of Common Stock for which this Warrant is then exercisable pursuant to the provisions of Section 2.1(d) above, on such Expiration Date, without any action by the Holder.

2.2           No Liens.  All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all taxes, liens and other charges (other than any created by actions of the Holder).

2.3           Fractional Shares.  The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant and, in lieu thereof, the Company shall pay a cash adjustment in respect of a fractional share in an amount equal to the product of: (i) the fractional share and (ii) the Fair Market Value of one share of Common Stock on the Exercise Date.

3.	TRANSFER, DIVISION AND COMBINATION

3.1           Transfer.  Subject to compliance with Section 8 hereof, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form attached as Annex B to this Warrant, duly executed by the Holder or its duly authorized agent or attorney.  Upon such surrender and delivery, the Company shall, subject to Section 8 hereof, execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor(s) one or more new Warrant(s) evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled.  A Warrant, if then exercisable and properly assigned in compliance with Section 8 hereof, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

3.2           Division and Combination.  Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the name(s) and denomination(s) in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

3.3           Expenses.  The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued under this Section 3.

3.4           Maintenance of Books.  The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

4.	ANTIDILUTION PROVISIONS

The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

4.1           Stock Dividends, Subdivisions and Combinations.  If at any time the Company shall:

(a)           take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

(b)           subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(c)           combine or reclassify its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the Exercise Price shall be adjusted to equal the product of (i) the Exercise Price in effect immediately preceding such event multiplied by (ii) a fraction, (x) the numerator of which shall be equal to the number of shares of Common Stock outstanding immediately preceding the adjustment, and (y) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after such adjustment.  Such adjustment shall be made successively whenever any event listed above shall occur.

4.2           Adjustments for Other Distributions.  If at any time the Company distributes to all holders of any class of Common Stock any of its assets, property or debt, securities or other capital stock (or any rights, options or warrants to purchase any of the foregoing) (in each case, other than (a) dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 4 hereof or for which an adjustment hereunder is not required as a result of the application of Section 4.5 hereof; provided in each case that the Company complies with the notice provisions contained in Section 7.1 hereof or (b) cash dividends or distributions paid from the Company’s retained earnings as shown on the Company’s books prepared in accordance with generally accepted accounting principals), the Exercise Price to be in effect after the record date for the determination of stockholders entitled to receive such distribution shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock on the record date for the determination of stockholders entitled to receive the distribution, and (ii) the numerator of which shall be (x) the Fair Market Value per share of Common Stock on the record date minus (y) the fair market value as determined in good faith by the board of directors of the Company (the “Board of Directors”) of the portion of the assets, property or debt, securities or other capital stock to be distributed, which in each case is applicable to one share of Common Stock.  Such adjustments shall be made successively whenever any such distribution is made and shall become effective immediately after the record date.

4.3           Adjustment of Number of Shares Purchasable.  Upon any adjustment of the Exercise Price as provided in this Section 4, the Holder hereof shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

4.4           Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (a) shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (b) any cash, shares of stock or other securities, assets, property or indebtedness of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”) are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.  In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of common stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective Fair Market Values of such shares of common stock and Other Property as determined in good faith by the Board of Directors of the Company.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined in good faith by the Board of Directors of the Company and evidenced by a board resolution) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, with modifications shall be as equivalent as practicable to the adjustments provided for in this Section 4.  For purposes of this Section 4.4, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets and shall apply to any securities to be received as a result of the foregoing.

4.5           Rights Issuances.  If the Company shall distribute any rights, options or warrants to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock, then concurrently therewith the Company shall distribute to each Holder on the record date for the determination of stockholders entitled to receive such distribution that number of rights, options or warrants to which the shares of Common Stock then issuable upon exercise of the Warrants held by it on such record date would have been entitled to receive if such shares of Common Stock had been outstanding on such record date.  In no event shall any adjustment to the Exercise Price be made in connection with any distribution described in this Section 4.5.

4.6           Determination of Consideration.  For purposes of any computation respecting consideration received pursuant to Article 4 hereof, the following shall apply:

(a)           in the case of the issuance of Common Stock for cash, the consideration shall be the net amount received by the Company after deduction of any underwriting commissions or concessions paid or allowed by the Company;

(b)           in the case of the issuance of shares of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be the Fair Market Value thereof; and

(c)           in the case of securities exercisable for, convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefore shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional consideration, if any, to be received by the Company upon exercise, conversion or exchange thereof (the consideration in each case shall be determined in the same manner as provided in clause (a) and (b) of this Section 4.7).

4.7           Fair Market Value.  For the purposes of this Warrant, “Fair Market Value” means with respect to the Common Stock, (a) the Volume Weighted Average Price (or VWAP) of the Common Stock over the ten (10) consecutive trading days ending the day prior to the date for which such value is to be computed (the “Trading Period”), or (b) if the VWAP cannot be calculated as the result of an absence of trading during the Trading Period, the average of the last bid and ask prices, as those prices are reported on the New York Stock Exchange or other such national securities exchange or automated dealer quotation system, or (c) if the Common Stock is not listed or authorized for trading on the New York Stock Exchange or any comparable system, the average of the closing bid and asked prices as furnished by two members of the Financial Industry Regulatory Authority, Inc. selected from time to time by the Company for that purpose.

“Volume Weighted Average Price” means, for any security as of any date, an average price calculated by adding up the dollars traded for every transaction (price multiplied by number of shares traded) and then dividing by the total shares traded for the day for such security as reported on the New York Stock Exchange, not identified as having been reported late to such system, or if the Common Stock is not listed on the New York Stock Exchange, Inc., as reported on any other national securities exchange or automated dealer quotation system, which is the primary market or system on which the Common Stock is then listed or quoted.

If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Fair Market Value per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors.  With respect to property, assets or securities other than Common Stock, the Fair Market Value of such property, assets or securities other than Common Stock shall be deemed to be the fair value as determined in good faith by the Board of Directors.

4.8           Other Provisions Applicable to Adjustments Under this Section 4.  The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

(a)           When Adjustments to Be Made.  The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur.  For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b)           Record Date.  In case the Company shall take a record of the holders of the Common Stock for any purpose requiring an adjustment hereunder, then all references in this Section 4 to the effective date for such adjustment shall be such record date.

(c)           Fractional Interests.  In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

(d)           When Adjustment Not Required.  If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(e)           Certain Limitations.  Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price hereunder shall be made, to the extent it would cause the Exercise Price to be less than the par value of the Common Stock, if any; provided that adjustments to the number of shares pursuant to Section 4.3 hereof shall be made based on the adjustment to the Exercise Price that would otherwise occur.

(f)           Tax Adjustments.  The Company may make such reductions in the Exercise Price or increase in the number of Common Stock to be received by any Holder upon the exercise or exchange of this Warrant, in addition to those adjustments required by this Section 4, as it in its sole discretion shall determine to be advisable in order that any adjustment hereunder shall not be taxable to such holders.

(g)           Certain Business Combinations.  The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other entity unless the successor or purchasing entity, as the case may be (if not the Company), shall expressly agree to provide to each Holder the securities, cash or Other Property required by Section 4.4 hereof upon the exercise or exchange of this Warrant.

(h)           Notice of Adjustments.  Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price shall be adjusted pursuant to this Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change.  The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 12.2 hereof.  The Company shall keep at its principal office or at the Designated Office, if different, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective transferee of a Warrant designated by a Holder thereof.

(i)           Independent Application.  Except as otherwise provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication).

(j)           Treasury Shares.  The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock pursuant to Section 4.3.

(k)           Continued Expression of Original Terms.  Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued.

5.	NO IMPAIRMENT

The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as maybe necessary or appropriate to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens.

6.	RESERVATION AND AUTHORIZATION OF COMMON STOCK; OBTAINING STOCK EXCHANGE LISTING

From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants in accordance with the terms hereof.  All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly authorized and issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all taxes, charges and liens.  The Company shall take all action which may be necessary so that the shares of Common Stock issuable upon exercise of the Warrants will be listed by the Exercisability Date on such principal securities exchanges, markets and automated quotation systems with the United States of America, if any, on which other shares of Common Stock are then listed; provided, that such Common Stock is not Restricted Common Stock and provided, further, that the Company shall not be required to register any Common Stock issuable upon exercise of the Warrants pursuant to the Securities Act.

7.	NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

7.1           Notices of Corporate Actions.  In the event of:  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or distribution (other than cash dividends or distributions paid from the Company’s retained earnings as shown on the Company’s books prepared in accordance with generally accepted accounting principals), (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any sale, transfer or other disposition of all or substantially all the assets of the Company to another Person or (c) any action taken by the Company which would require an adjustment pursuant to Section 4 hereof, (d) any tender offer or exchange offer for shares of Common Stock or (e) any dissolution, liquidation or winding up of the Company, the Company shall mail to each Holder of a Warrant in accordance with the provisions of Section 11.2 hereof a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or Other Property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up and a description in reasonable detail of the transaction.  Such notice shall be mailed to the extent practicable under the circumstances as determined in the reasonable judgment of an officer of the Company at least ten (10) days prior to any record date for such event or the date therein specified, and shall describe the material terms of the matter in question.  In the event that the Company at any time sends any other notice to the holders of its Common Stock with respect to the events described in the first sentence of this Section 7.1, including any proxy or information or other statute it shall concurrently send a copy of such notice to each Holder of a Warrant.

7.2           Closing of Transfer Books.  The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company (and in such event, only after prior written notice in accordance with Section 7.1), close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

7.3           No Rights as Stockholders.  Except as provided herein, Holders shall have no rights as holders of Common Stock of the Company solely as a result of being the Beneficial Owner of a Warrant.  Holders shall have no right to vote, consent or otherwise participate with respect to matters submitted to a vote of the stockholders of the Company solely as a result of being the Beneficial Owner of a Warrant.

8.	TRANSFER

The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

8.1           Restrictions on Transfer.  This Warrant shall not be transferred or transferable prior to the Exercisability Date, except to an Affiliate of the Holder.  Thereafter, neither this Warrant nor any shares of Restricted Common Stock issued upon the exercise hereof shall be Transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from the registration provisions thereof.  The Holder of this Warrant by its acceptance hereof, (i) acknowledges that the Company has no obligation or current intention to register the Transfer of any Warrants or Common Stock issuable upon the exercise thereof under Section 5 of the Securities Act and (ii) agrees not to offer, sell or otherwise transfer this Warrant other than (a) to the Company or a subsidiary of the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject to the Company’s right prior to any such offer, sale or transfer pursuant to clause (c) to require the delivery of an Opinion of Counsel to the effect that such Transfer is exempt from the registration requirements of the Securities Act, and such related certification and/or other information reasonably satisfactory to it.  In connection with any Transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions.  Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this Section 8.1.

8.2           Restrictive Legends.

(a)           Except as otherwise provided in this Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, in each case for so long as such Common Stock is Warrant Stock, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW.  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND SUCH RELATED CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT.  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.”

(b)           Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

“NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW.  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND SUCH RELATED CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT.  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.”

8.3           Termination of Securities Law Restrictions.  Notwithstanding the foregoing provisions of Section 8, the restrictions imposed by Section 8.1 hereof upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 8.2 hereof shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the holder thereof an Opinion of Counsel satisfactory to the Company to the effect that such legend is not required in order to ensure compliance with the Securities Act.  All Warrants and any Restricted Common Stock issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants and any Restricted Common Stock entitled to bear such legend shall have a similar legend endorsed thereon.  Wherever the restrictions imposed by this Section 8.3 shall terminate as to any Warrants or share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company’s expense, a new certificate representing such Warrants or Common Stock not bearing the restrictive legend set forth in Section 8.2(a) hereof.

8.4           Nominees for Beneficial Owners.  In the event that any Warrant Stock is held by a nominee for the Beneficial Owner thereof, the Beneficial Owner thereof may, at its election, be treated as the Holder of such Warrant Stock for purposes of any request or other action by any Holder or Holders of Warrant Stock pursuant to this Warrant or any determination of any number or percentage of shares of Warrant Stock held by any Holder or Holders of Warrant Stock contemplated by this Agreement.  If the Beneficial Owner of any Warrant Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner’s Beneficial Ownership of such Warrant Stock; provided, however, that in no event shall there be “double-counting” of Warrants or Warrant Stock.

8.5           Payment of Taxes.  The Company shall pay all documentary stamp taxes attributable to the initial issuance of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in any transfer in connection with the issue of any certificates for Warrants (or Common Stock issuable upon the exercise thereof) in a name other than that of the registered Holder of a Warrant surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not due and owing.

9.	LOSS OR MUTILATION

Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10.	OFFICE OF THE COMPANY

As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the “Designated Office”), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.  Such Designated Office shall initially be the office of the Company at 410 Park Avenue, 14th Floor, New York, NY 10022.  The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered holders of Warrants at least ten (10) Business Days prior to the effective date of such change.

11.	MISCELLANEOUS

11.1           Nonwaiver.  No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

11.2           Notice Generally.  Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

(a)           if to any Holder of this Warrant or holder of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

(b)           if to the Company, at its Designated Office;

or at such other address as may be substituted by notice given as herein provided.  The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.  Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been delivered to Federal Express or another overnight courier service.

11.3           Limitation of Liability.  No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to (i) any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or (ii) any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

11.4           Remedies.  Each holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

11.5           Successors and Assigns.  Subject to the provisions of Sections 3.1 and 8, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, to the extent applicable, all holders of shares of Warrant Stock issued upon the exercise hereof (including permitted transferees), and shall be enforceable by any such holder.

11.6           Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

11.7           Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

11.8           Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

11.9           GOVERNING LAW; JURISDICTION.  IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE ISSUANCE OF COMMON STOCK UPON EXERCISE HEREOF, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.  THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED THAT IT IS ACKNOWLEDGED THAT ANY APPEALS FROM THOSE COURTS MAY BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY IN THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer with effect from the 16th day of March, 2009.

CAPITAL TRUST, INC.

By:	/s/ Geoffrey G. Jervis
Name: Geoffrey G. Jervis
Title: Chief Financial Officer

ANNEX A

SUBSCRIPTION FORM

[To be executed only upon an exercise of Warrant]

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of            shares of Common Stock or by surrender of                   Warrants pursuant to a Cashless Exercise in accordance with the terms of this Warrant and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                       whose address is                                                    and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned or                                     whose address is                                                    .

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City)	(State)	(Zip Code)

NOTICE:	The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

A-1

ANNEX B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee	Number of Shares of Common Stock

and does hereby irrevocably constitute and appoint                                                               attorney-in-fact to register such transfer onto the books of the Company maintained for that purpose, with full power of substitution in the premises.

Dated:	Print Name:

Signature:

Witness:

NOTICE:	The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

B-1